UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)     November 9, 2005
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                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


           000-32475                                       84-1408762
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   (Commission File Number)                    (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California           90067-2320
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        (Address of Principal Executive Offices)                      (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)

SECTION 8 -- OTHER EVENTS

Item 8.01  Other Events

         On November 9, 2005, Astrata Group Incorporated signed an exclusive teaming agreement with LoJack Corporation. Under the terms of the agreement, Astrata, on an exclusive basis, will support LoJack in seeking the award of contracts to provide federal and state governments with complete solutions for locating tracking and recovering vehicles that transport hazardous materials in various jurisdictions in the US, by combining Astrata's services and systems, LoJack's tracking and recovery systems and other technologies. Astrata and LoJack will collaborate on contract bids for services, equipment networks, and systems in this market segment. LoJack would be the prime contractor under relevant government contracts and Astrata would be a subcontractor.

         If a contract is awarded during the initial one-year term of the teaming agreement, Astrata will be responsible for the design, customization, and provision of software to use and analyze available information relative to a shipment to assess relative risks associated with transporting hazardous materials. Also, Astrata would design, customize, and provide a hazmat security solution that monitors driver verification, route deviation, accident, hijacking/stealing, unauthorized driver, driver behavior, cargo tampering, and unauthorized delivery, and assesses risk allowing authorities to be notified accordingly.

         Additionally, Astrata would design, customize, manufacture, and provide hardware components based on its Geo Location Platform (GLP), Sub-Processing Unit / Inertial Navigation Systems (SPU/INS) and the Rapid Deployment Unit
(RDU), as well as back-end hardware, software, web applications that leverage Astrata's GEO-IT platform. Other solution integration may be required as the relationship develops.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 23, 2005                   ASTRATA GROUP INCORPORATED


                                            By:      /s/ Martin Euler
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                                                     Martin Euler
                                                     Chief Financial Officer